UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2017

COLONY NORTHSTAR, INC.

(Exact name of registrant as specified in its charter)

Maryland	333-212739	46-4591526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 S. Flower Street, 44th Floor Los Angeles, CA	90071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 282-8820

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On January 10, 2017, NorthStar Asset Management Group Inc., a Delaware corporation (“NSAM”), completed its merger with and into Colony NorthStar, Inc., a Maryland corporation and a wholly owned subsidiary of NSAM (the “Company”), with the Company continuing as the surviving entity. The merger was consummated in accordance with that certain Agreement and Plans of Merger, dated as of June 2, 2016 (as amended by the two separate letter agreements dated July 28, 2016 and October 16, 2016, respectively, and as it may be further amended, the “Merger Agreement”), by and among NSAM, Colony Capital, Inc., a Maryland corporation (“Colony”), NorthStar Realty Finance Corp., a Maryland corporation (“NRF”), the Company (formerly known as New Polaris Inc.), New Sirius Inc., a Maryland corporation (“New NRF”), NorthStar Realty Finance Limited Partnership, a Delaware limited partnership (“NRF LP”), Sirius Merger Sub-T, LLC, a Delaware limited liability company, and New Sirius Merger Sub, LLC, a Delaware limited liability company. Entry into the Merger Agreement was previously announced by NSAM on its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) on June 8, 2016.

This Current Report on Form 8-K (the “Form 8-K”) is being filed for the purpose of establishing the Company as the successor issuer to NSAM pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose certain related matters, including the consummation of the transactions contemplated by the Merger Agreement. Pursuant to Rule 12g-3(a) under the Exchange Act, the class A common stock of the Company, par value $0.01 per share (the “Class A Common Stock”), is deemed registered under Section 12(b) of the Exchange Act. The Company hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth in the Explanatory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

OP Operating Agreement

In connection with the Mergers (as defined below), the Company entered into the Third Amended and Restated Operating Agreement of Colony Capital Operating Company, LLC (“Colony OP”), dated as of January 10, 2017 (the “OP Operating Agreement”), by and among the Company, Colony Capital, LLC (“CC LLC”), CCH Management Partners I, LLC (“CCH”), FHB Holding LLC (“FHB LLC”), Richard B. Saltzman (“Saltzman”) and certain other parties thereto (together with CC LLC, CCH, FHB LLC and Saltzman, the “Non-Managing Members”). The OP Operating Agreement reflects the Company’s structure as a real estate investment trust following the Mergers and certain other internal reorganizations, including the merger of NSAM LP into Colony OP (the “OP Merger”).

As the sole managing member of Colony OP, the Company has exclusive and complete responsibility and discretion in the management of Colony OP, and the Non-Managing Members may not transact business for, or participate in, the management activities or decisions of Colony OP, except as provided in the OP Operating Agreement or as required by applicable law. This includes the power to cause Colony OP to issue additional units of membership interest in Colony OP (“OP Units”) in one or more classes or series. These additional OP Units may include preferred membership units. Generally, the Company may issue additional shares of the Company’s stock, or rights, options, warrants or convertible or exchangeable securities having the right to subscribe for or purchase shares of the Company’s stock, only if the Company causes Colony OP to issue membership interests or rights, options, warrants or convertible or exchangeable securities of Colony OP having economic rights that are substantially similar to the securities that the Company has issued.

The OP Operating Agreement requires that the Company cause Colony OP to distribute quarterly all, or such portions as the Company may determine, available cash generated by Colony OP during such quarter to the holders of OP Units. The Company, in its sole discretion, may cause Colony OP to distribute available cash to the holders of OP Units on a more or less frequent basis than quarterly.

The OP Operating Agreement provides that the Company may not be removed as managing member by the other members without the Company’s consent. In addition, as the managing member, the Company may not voluntarily withdraw from Colony OP or transfer or assign all or any portion of its membership interest in Colony OP (other than a transfer to one of its wholly owned subsidiaries or in connection with a permitted Termination Transaction (as defined below)) without the consent of the members (other than the Company, the managing member and entities controlled by the Company or the managing member) holding a majority based on the number of OP Units then held by members (other than the Company, the managing member and entities controlled by the Company or the managing member) entitled to vote on or consent to such matter. A “Termination Transaction” generally means any direct or indirect transfer of all or any portion of the Company’s membership interest in Colony OP in connection with any merger, sale of assets, recapitalization or similar fundamental transactions. The consent of the Non-Managing Members to a Termination Transaction is not required if:

•	each OP Unit is entitled to receive an amount of cash, securities or other property equal to the product of the number of shares of the Company’s common stock into which each OP Unit is then exchangeable and the greatest amount of cash, securities or other property paid to the holder of one share of the Company’s common stock in consideration of such share in connection with the Termination Transaction; or

•	all of the following conditions are met: (i) substantially all of the assets directly or indirectly owned by Colony OP prior to the announcement of the Termination Transaction are, immediately after the Termination Transaction, owned directly or indirectly by Colony OP or another limited partnership or limited liability company which is the survivor of a merger, consolidation or combination of assets with Colony OP (the “surviving company”); (ii) the surviving company is classified as a partnership for U.S. federal income tax purposes; and (iii) the rights of such members with respect to the surviving company include certain specified UPREIT features, such as the OP Unit redemption right.

The foregoing description of the OP Operating Agreement does not purport to be complete and is qualified in its entirety by reference to the OP Operating Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Colony Third Supplemental Indenture

On April 10, 2013, Colony issued $200,000,000 aggregate principal amount of its 5.00% Senior Convertible Notes due 2023 (the “Colony 2023 Notes”) pursuant to the Indenture, dated as of April 10, 2013, entered into by Colony, as issuer, and The Bank of New York Mellon, as trustee (the “Original Colony Indenture”), as supplemented by the First Supplemental Indenture, dated as of April 10, 2013 (the “Colony First Supplemental Indenture”). In addition, on January 28, 2014, Colony issued $230,000,000 aggregate principal amount of its 3.875% Convertible Senior Notes due 2021(the “Colony 2021 Notes”) pursuant to the Second Supplemental Indenture, dated January 28, 2014, between Colony and The Bank of New York Mellon (the “Colony Second Supplemental Indenture” and, together with the Original Colony Indenture and the Colony First Supplemental Indenture, the “Colony Indenture”).

In connection with the Colony Merger (as defined below), on January 10, 2017, the Company and The Bank of New York Mellon, as trustee, entered into a third supplemental indenture to the Colony Indenture (the “Colony Third Supplemental Indenture”). Pursuant to the Colony Third Supplemental Indenture, the Company assumed all rights and obligations of Colony as issuer under the Colony Indenture.

The foregoing description of the Colony Third Supplemental Indenture is qualified in its entirety by reference to the full text of the Colony Third Supplemental Indenture, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

NRF Third Supplemental Indentures

On June 30, 2014, NorthStar Realty Finance Limited Partnership, a Delaware limited partnership organized on December 4, 2003 (“Old NRF LP”), merged with and into NorthStar Realty Finance Corp., a Maryland corporation (“Old NRF”), which in turn merged with and into NRFC Sub-REIT Corp., which is now known as NRF. In connection with the NRF Merger (as defined below), NRF converted into NRF Holdco, LLC, a Delaware limited liability company (“NRF LLC”).

On June 18, 2007, Old NRF LP issued $150,000,000 aggregate principal amount of its 7.25% Exchangeable Senior Notes due 2027 (the “NRF 2027 Notes”). Old NRF LP issued an additional $22.5 million aggregate principal amount of its NRF 2027 Notes on June 22, 2007. The NRF 2027 Notes were issued pursuant to the Indenture, dated as of June 18, 2007, among Old NRF, as guarantor, Old NRF LP, as issuer, and Wilmington Trust Company, as trustee, as later supplemented by the Supplemental Indenture, dated as of June 30, 2014, between Old NRF, NRF and Wilmington Trust Company, and the Second Supplemental Indenture, dated as of March 13, 2015 among NRF, NRF LP and Wilmington Trust Company (the “NRF 2027 Indenture”).

In addition, on June 19, 2013, Old NRF LP issued $300,000,000 aggregate principal amount of its 5.375% Exchangeable Senior Notes due 2033 (the “NRF 2033 Notes”). Old NRF LP issued an additional $45 million aggregate principal amount of the NRF 2033 Notes on July 1, 2013. The NRF 2033 Notes were issued pursuant to the Indenture, dated as of June 19, 2013, between Old NRF LP, as issuer, Old NRF and NRF, as guarantors, and Wilmington Trust, National Association, as trustee, as supplemented by the Supplemental Indenture, dated as of June 30, 2014, between Old NRF, NRF and Wilmington Trust, National Association, and the Second Supplemental Indenture, dated as of March 13, 2015, among NRF, NRF LP and Wilmington Trust, National Association (the “NRF 2033 Indenture”).

In connection with the NRF Merger (as defined below), on January 10, 2017, the Company, NRF LLC, in its capacity as both successor company and as intermediate successor company, and Wilmington Trust Company, as trustee, entered into a third supplemental indenture to the NRF 2027 Indenture (the “NRF 2027 Supplemental Indenture”) and the Company, NRF LLC, in its capacity as both successor company and as intermediate successor company, and Wilmington Trust, National Association, as trustee, entered into a third supplemental indenture to the NRF 2033 Indenture (the “NRF 2033 Supplemental Indenture”). Pursuant to the NRF 2027 Supplemental Indenture and the NRF 2033 Supplemental Indenture, NRF LLC, which following the Mergers and certain related transactions is a wholly owned subsidiary of the Company’s operating partnership, assumed all rights and obligations of NRF LP, as issuer, under the NRF 2027 Indenture and the NRF 2033 Indenture, respectively.

The foregoing descriptions of the NRF 2027 Supplemental Indenture and the NRF 2033 Supplemental Indenture are qualified in their entirety by reference to the full texts of the NRF 2027 Supplemental Indenture and the NRF 2033 Supplemental Indenture, which are attached hereto as Exhibits 10.3 and 10.4, respectively, and are incorporated herein by reference.

NRF Junior Subordinated Indentures

Old NRF and certain of its subsidiaries previously entered into junior subordinated indentures, as supplemented and/or amended from time to time (collectively, the “Junior Subordinated Indentures”), pursuant to which Old NRF LP issued junior subordinated notes (the “Junior Subordinated Notes”). The Junior Subordinated Notes were purchased by wholly owned subsidiaries of Old NRF formed as statutory trusts (the “Trusts”) to evidence loans made to Old NRF LP of the proceeds of preferred securities issued by the Trusts in private placement offerings.

In connection with the Mergers, on January 10, 2017, the Company, NRF LLC, in its capacity as both successor company and as intermediate successor company, and the applicable trustee entered into the following supplemental indentures to the Junior Subordinated Indentures (collectively, the “TRUP Supplemental Indentures”):

•	Third Supplemental Indenture to the Junior Subordinated Indenture, dated as of April 12, 2005, between Old NRF LP and The Bank of New York Mellon Trust Company, N.A., as successor trustee to JPMorgan Chase Bank, National Association, as amended by the First Supplemental Indenture, dated as of June 30, 2014, among Old NRF, NRF and the trustee, and the Second Supplemental Indenture, dated as of March 13, 2015, among NRF, NRF LP and the trustee, relating to the Floating Rate Junior Subordinated Notes due 2035 (the “TRUP 1 Indenture”);

•	Third Supplemental Indenture to the Junior Subordinated Indenture, dated as of May 25, 2005, between Old NRF LP and The Bank of New York Mellon Trust Company, N.A., as successor trustee to JPMorgan Chase Bank, National Association, as amended by the First Supplemental Indenture, dated as of June 30, 2014, among Old NRF, NRF and the trustee, and the Second Supplemental Indenture, dated as of March 13, 2015, among NRF, NRF LP and the trustee, relating to the Floating Rate Junior Subordinated Notes due 2035 (the “TRUP 2 Indenture”);

•	Third Supplemental Indenture to the Junior Subordinated Indenture, dated as of November 22, 2005, between Old NRF LP and The Bank of New York Mellon Trust Company, N.A., as successor trustee to JPMorgan Chase Bank, National Association, as amended by the First Supplemental Indenture, dated as of June 30, 2014, among Old NRF, NRF and the trustee, and the Second Supplemental Indenture, dated as of March 13, 2015, among NRF, NRF LP and the trustee, relating to the Floating Rate Junior Subordinated Notes due 2036 (the “TRUP 3 Indenture”);

•	Third Supplemental Indenture to Junior Subordinated Indenture, dated as of March 10, 2006, between Old NRF LP, Old NRF and Wilmington Trust Company, as trustee, as amended by the First Supplemental Indenture, dated as of June 30, 2014, among Old NRF, NRF and the trustee, and the Second Supplemental Indenture, dated as of March 13, 2015, among NRF, NRF LP and the trustee, relating to the Junior Subordinated Notes due 2036 (the “TRUP 4 Indenture”);

•	Third Supplemental Indenture to Junior Subordinated Indenture, dated as of August 1, 2006, between Old NRF LP, Old NRF and Wilmington Trust Company, as trustee, as amended by the First Supplemental Indenture, dated as of June 30, 2014, among Old NRF, NRF and the trustee, and the Second Supplemental Indenture, dated as of March 13, 2015, among NRF, NRF LP and the trustee, relating to the Junior Subordinated Notes due 2036 (the “TRUP 5 Indenture”);

•	Third Supplemental Indenture to Junior Subordinated Indenture, dated as of October 6, 2006, between Old NRF LP, Old NRF and Wilmington Trust Company, as trustee, as amended by the First Supplemental Indenture, dated as of June 30, 2014, among Old NRF, NRF and the trustee, and the Second Supplemental Indenture, dated as of March 13, 2015, among NRF, NRF LP and the trustee, relating to the Junior Subordinated Notes due 2036 (the “TRUP 6 Indenture”);

•	Third Supplemental Indenture to Junior Subordinated Indenture, dated as of March 30, 2007 between Old NRF LP, Old NRF and Wilmington Trust Company, as trustee, as amended by the First Supplemental Indenture, dated as of June 30, 2014, among Old NRF, NRF and the trustee, and the Second Supplemental Indenture, dated as of March 13, 2015, among NRF, NRF LP and the trustee, relating to the Junior Subordinated Notes due 2037 (the “TRUP 7 Indenture”); and

•	Third Supplemental Indenture to Junior Subordinated Indenture, dated as of June 7, 2007 between Old NRF LP, Old NRF and Wilmington Trust Company, as trustee, as amended by the First Supplemental Indenture, dated as of June 30, 2014, among Old NRF, NRF and the trustee, and the Second Supplemental Indenture, dated as of March 13, 2015, among NRF, NRF LP and the trustee, relating to the Junior Subordinated Notes due 2037 (the “TRUP 8 Indenture”).

Pursuant to the TRUP Supplemental Indentures, NRF LLC assumed all obligations as issuer and guarantor under the Junior Subordinated Indentures and Junior Subordinated Notes issued thereunder.

The foregoing descriptions of the TRUP Supplemental Indentures are qualified in their entirety by reference to the full texts of the TRUP Supplemental Indentures, which are attached hereto as Exhibits 10.5, 10.6, 10.7, 10.8, 10.9, 10.10, 10.11 and 10.12, respectively, and are incorporated herein by reference.

Credit Agreement

On January 10, 2017, Colony Capital Operating Company, LLC (the “Borrower”), formerly the operating company of Colony and, following the Mergers (as defined below), a wholly-owned subsidiary of the Company, entered into a Second Amended and Restated Credit Agreement (the “Second Amended and Restated Credit Agreement”) with JPMorgan Chase Bank, N.A., as administrative agent, and the several lenders from time to time party thereto (the “Lenders”), pursuant to which the Lenders agreed to provide a revolving credit facility in the aggregate principal amount of up to $1.0 billion. The Second Amended and Restated Credit Agreement also includes an option for the Borrower to increase the maximum available principal amount to up to $1.5 billion, subject to one or more new or existing Lenders agreeing to provide such additional loan commitments and satisfaction of other customary conditions. The Second Amended and Restated Credit Agreement replaces the Amended and Restated Credit Agreement, dated as of March 31, 2016, as amended, among the Borrower and certain wholly-owned subsidiaries of the Borrower and JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party from time to time thereto (as amended, the “Previous Credit Agreement”).

Advances under the Second Amended and Restated Credit Agreement accrue interest at a per annum rate equal to, at the Borrower’s election, either a LIBOR rate plus a margin of 2.25%, or a base rate determined according to a prime rate or federal funds rate plus a margin of 1.25%. An unused commitment fee at a rate of 0.25% or 0.35%, per annum, depending on the amount of facility utilization, applies to unutilized borrowing capacity under the Second Amended and Restated Credit Agreement. Amounts owing under the Second Amended and Restated Credit Agreement may be prepaid at any time without premium or penalty, subject to customary breakage costs in the case of borrowings with respect to which a LIBOR rate election is in effect.

The maximum amount available for borrowing at any time under the Second Amended and Restated Credit Agreement is limited to a borrowing base valuation of certain investment assets, with the valuation of such investment assets generally determined according to a percentage of adjusted net book value or a multiple of base management fee EBITDA. As of the date hereof, the borrowing base valuation is sufficient to permit borrowings of up to the entire $1.0 billion commitment. The ability to borrow new amounts under the Second Amended and Restated Credit Agreement terminates on January 11, 2021, at which time the Borrower may, at its election and by written notice to the administrative agent, extend the termination date for two additional terms of six (6) months each, subject to the terms and conditions in the Second Amended and Restated Credit Agreement, resulting in a latest termination date of January 10, 2022.

The obligations of the Borrower under the Second Amended and Restated Credit Agreement are guaranteed pursuant to an Amended and Restated Guarantee and Collateral Agreement with certain subsidiaries of the Borrower in favor of JPMorgan Chase Bank, N.A. (the “Amended and Restated Guarantee and Collateral Agreement”) by substantially all material wholly-owned subsidiaries of the Borrower and, subject to certain exceptions, secured by a pledge of substantially all equity interests owned by the Borrower and the guarantors, as well as by a security interest in deposit accounts of the Borrower and the Guarantors (as such terms are defined in the Amended and Restated Guarantee and Collateral Agreement) in which the proceeds of investment asset distributions are maintained. Simultaneously with entering into the Second Amended and Restated Credit Agreement, the Guarantors reaffirmed and acknowledged their obligations under the Amended and Restated Guarantee and Collateral Agreement.

The Second Amended and Restated Credit Agreement contains various affirmative and negative covenants, including, among other things, the obligation of the Company to maintain REIT status and be listed on the New York Stock Exchange, and limitations on debt, liens and restricted payments. In addition, the Second Amended and Restated Credit Agreement includes the following financial covenants applicable to the Borrower and its consolidated subsidiaries: (a) minimum consolidated tangible net worth of the Borrower greater than or equal to the sum of (i) $4,550,000,000 and (ii) 50% of the proceeds received by the Borrower from any offering of its common equity and of the proceeds from any offering by the Company of its common equity to the extent such proceeds are contributed to the Borrower, excluding any such proceeds that are contributed to the Borrower within 90 days of receipt and applied to acquire capital stock of the Borrower; (b) the Borrower’s EBITDA plus lease expenses to fixed charges for any period of four consecutive fiscal quarters not less than 1.50 to 1.00; (c) the Borrower’s minimum interest coverage ratio not less than 3.00 to 1.00; and (d) the Borrower’s ratio of consolidated total debt to consolidated total assets must not exceed 0.65 to 1.00. The Second Amended and Restated Credit Agreement also includes customary events of default, including, among other things, failure to make payments when due, breach of covenants or representations, cross default to material indebtedness or material judgment defaults, bankruptcy matters involving the Borrower or any Guarantor and certain change of control events. The occurrence of an event of default will limit the ability of the Borrower and its subsidiaries to make distributions and may result in the termination of the credit facility, acceleration of repayment obligations and the exercise of remedies by the Lenders with respect to the collateral.

The foregoing summaries of the Second Amended and Restated Credit Agreement and the transactions contemplated thereby contained in this item do not purport to be complete descriptions and are qualified in their entirety by reference to the terms and conditions contained in the Second Amended and Restated Credit Agreement, which is attached hereto as Exhibit 10.13 and is incorporated herein by reference.

Tax Protection Agreement

On January 10, 2017, Colony, Colony OP, Colony Capital, LLC, CCH Management Partners I, LLC, FHB Holding LLC and Saltzman entered into a tax protection agreement (the “TPA”). The TPA provides that each protected member will be indemnified on an after-tax basis for certain tax liabilities, calculated as provided in the TPA, resulting from transactions occurring during the period commencing on June 3, 2016 and ending on the fifth anniversary of the closing of the Mergers that are considered to be a sale of the tax goodwill or going concern value or airplane owned by Colony OP and contributed (directly or indirectly) by the protected members. The TPA also applies to a merger or other transaction that would convert interests in Colony OP held by the protected members to cash or otherwise result in a taxable disposition of such interests. The TPA generally does not restrict the sale of real estate or other tangible assets of Colony OP, other than the airplane, or other transactions that would not be treated as a sale of goodwill or going concern value.

The foregoing summary of the TPA does not purport to be a complete description and is qualified in its entirety by reference to the full text of the TPA, which is attached hereto as Exhibit 10.14 and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in the Explanatory Note of this Current Report on Form 8-K is incorporated herein by reference.

On January 10, 2017, pursuant to the Merger Agreement, NSAM, NRF and Colony merged into the Company, which became the publicly traded company for the combined organization. Specifically, in accordance with the Merger Agreement, (i) NSAM merged with and into the Company, with the Company continuing as the surviving corporation (the “Redomestication Merger”), (ii) New NRF, following certain internal reorganization transactions resulting in NRF becoming a wholly owned subsidiary of New NRF, merged with and into the Company, with the Company continuing as the surviving corporation and NRF continuing as a limited liability company subsidiary of the Company (the “NRF Merger”) and (iii) Colony merged with and into the Company, with the Company continuing as the surviving corporation (the “Colony Merger” and together with the Redomestication Merger and the NRF Merger, the “Mergers”).

At the effective time of the Redomestication Merger, each share of NSAM common stock issued and outstanding immediately prior to such effective time was cancelled and converted into one share of the Company’s Class A Common Stock.

At the effective time of the NRF Merger, (i) each share of NRF common stock issued and outstanding immediately prior to such effective time, through a series of transactions, was cancelled and converted into the right to receive 1.0996 shares of the Company’s Class A Common Stock, and (ii) each share of NRF series A preferred stock, series B preferred stock, series C preferred stock, series D preferred stock and series E preferred stock issued and outstanding immediately prior to such effective time, through a series of transactions, was cancelled and converted into the right to receive one share of the Company’s 8.75% Series A Cumulative Redeemable Perpetual Preferred Stock, 8.25% Series B Cumulative Redeemable Perpetual Preferred Stock, 8.875% Series C Cumulative Redeemable Perpetual Preferred Stock, 8.500% Series D Cumulative Redeemable Perpetual Preferred Stock and 8.75% Series E Cumulative Redeemable Perpetual Preferred Stock, respectively, having preferences, conversion and other rights, voting powers, restrictions, limitations as to dividend, qualification and terms and conditions of redemption substantially similar to those of the corresponding series of NRF preferred stock.

At the effective time of the Colony Merger, (i) each share of class A common stock of Colony issued and outstanding immediately prior to such effective time was cancelled and converted into the right to receive 1.4663 shares of the Company’s Class A Common Stock, (ii) each share of class B common stock of Colony issued and outstanding immediately prior to such effective time was cancelled and converted into the right to receive 1.4663 shares of the Company’s Class B common stock and (iii) each share of Colony series A preferred stock, series B preferred stock and series C preferred stock issued and outstanding immediately prior to such effective time was cancelled and converted into the right to receive one share of the Company’s 8.50% Series F Cumulative Redeemable Perpetual Preferred Stock, 7.50% Series G Cumulative Redeemable Perpetual Preferred Stock and 7.125% Series H Cumulative Redeemable Perpetual Preferred Stock, respectively, having preferences, conversion and other rights, voting powers, restrictions, limitations as to dividend, qualification and terms and conditions of redemption substantially similar to those of the corresponding series of Colony preferred stock.

In addition, on December 22, 2016, NSAM declared a one-time special dividend (the “Special Dividend”) in the amount of approximately $1.16 per share of NSAM common stock. The Special Dividend is expected to be paid as soon as reasonably practicable following the closing of the Mergers, and the number of shares of NSAM common stock that will be entitled to receive the Special Dividend will be determined based on the record date of January 3, 2017.

The issuance of the Company’s Class A Common Stock and the Company’s series A preferred stock, series B preferred stock, series C preferred stock, series D preferred stock, series E preferred stock, series F preferred stock, series G preferred stock and series H preferred stock in connection with the Mergers was registered under the Securities Act of 1933, as amended, pursuant to the Company’s registration statement on Form S-4 (File No. 333-212739) filed with the SEC on July 29, 2016 (as amended, the “Registration Statement”), and declared effective on November 18, 2016. The definitive joint proxy statement/prospectus of NSAM, Colony and NRF, dated November 18, 2016 (as supplemented by NSAM’s and NRF’s Current Reports on Form 8-K filed on November 23, 2016 and December 12, 2016, respectively, and Colony’s Current Report on Form 8-K filed on December 12, 2016), which forms a part of the Registration Statement, contains additional information about the Mergers and the other transactions contemplated by the Merger Agreement, which is incorporated by reference into this Item 2.01.

As of the closing of the Redomestication Merger, shares of the Company’s Class A Common Stock are deemed registered under Section 12(b) of the Exchange Act pursuant to Rule 12g-3(a) under the Exchange Act. For purposes of Rule 12g-3(a), the Company is the successor issuer to NSAM. As a result, as of the completion of the Mergers, future filings with the SEC will be made by the Company under CIK No. 0001679688. Shares of the Company’s Class A Common Stock have also been approved for listing on the New York Stock Exchange (the “NYSE”) and will begin trading under the symbol “CLNS” on the NYSE effective as of the opening of trading on January 11, 2017.

In accordance with the Merger Agreement, the Company assumed NRF’s Third Amended and Restated 2004 Omnibus Stock Incentive Plan (the “NRF Incentive Plan”), NSAM’s 2014 Omnibus Stock Incentive Plan (“NSAM 2014 Plan”) and Colony’s 2009 Non-Executive Director Stock Plan and 2014 Equity Incentive Plan. Following the filing of this Form 8-K, the Company will file (i) a post-effective amendment to the Registration Statement on Form S-8 with respect to certain unvested restricted stock units under the NRF Incentive Plan and (ii) pursuant to 12g-3(a) of the Exchange Act, a post-effective amendment to a registration statement filed by NSAM on Form S-8 on June 27, 2014 (File No. 333-197104) to adopt the NSAM 2014 Plan as the Company’s successor stock incentive plan. Outstanding equity awards granted under the NSAM 2014 Plan prior to the consummation of the Mergers will continue to be governed, to the extent applicable, by the terms of the NSAM 2014 Plan.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibits 2.1, 2.2 and 2.3 to the Registration Statement and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in the Explanatory Note, Item 1.01 and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 4.01. Changes in Registrant’s Certifying Accountant.

The information set forth in the Explanatory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Grant Thornton LLP (“Grant Thornton”) is engaged as NSAM’s independent public registered accounting firm and Ernst & Young LLP (“EY”) is engaged as Colony’s independent registered public accounting firm for the year ended December 31, 2016. The Company is currently evaluating the selection of its independent public registered accounting firm for the year ended December 31, 2017, which process is not expected to be completed until the first meeting of the Audit Committee of the board of directors of the Company (the “Board”). Should the appointment of an independent registered public accounting firm for the Company result in a change in certifying accountants, the Company will furnish the information required by Item 4.01 in a subsequent Form 8-K filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Explanatory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On January 10, 2017, following the consummation of the Mergers, each of the following executive officers was appointed to the officer position of the Company besides such officer’s name:

Thomas J. Barrack, Jr.	Executive Chairman
David T. Hamamoto	Executive Vice Chairman
Richard B. Saltzman	Chief Executive Officer and President
Darren J. Tangen	Chief Financial Officer and Treasurer
Mark M. Hedstrom	Chief Operating Officer
Kevin P. Traenkle	Chief Investment Officer
Ronald M. Sanders	Chief Legal Officer and Secretary
Neale W. Redington	Chief Accounting Officer

The following is a brief biographical summary for each of Mr. Barrack, Mr. Hamamoto, Mr. Saltzman, Mr. Tangen, Mr. Hedstrom, Mr. Traenkle, Mr. Sanders and Mr. Redington.

Thomas J. Barrack, Jr., 69, was executive chairman of Colony’s board of directors and the founder of the Colony business. Prior to the founding of the Colony business in 1991, Mr. Barrack was a principal with the Robert M. Bass Group, the principal investment vehicle of the Fort Worth, Texas investor Robert M. Bass.

David Hamamoto, 57, was the Chief Executive Officer and Chairman of NSAM and one of its directors since 2014. He also served as NRF’s Chairman since 2007, Chief Executive Officer since 2004 and as one of its directors since 2003. He was also NRF’s President from 2004 to 2011. Mr. Hamamoto also served as Chairman of NorthStar Real Estate Income Trust, Inc., a public non-traded REIT sponsored by NRF, since February 2009, and as its Chief Executive Officer from 2009 until 2013. Mr. Hamamoto also served as Chairman of NorthStar Healthcare Income, Inc., a second public non-traded REIT sponsored by NRF, from January 2013 until January 2014. Mr. Hamamoto also served as Chairman of NorthStar Real Estate Income II, Inc., a third public non-traded REIT sponsored by NRF, a position he held since December 2012. Mr. Hamamoto further served as Co-Chairman of NorthStar/RXR New York Metro Income, Inc., a public non-traded REIT co-sponsored by NRF, a position he held since March 2014.

Richard B. Saltzman, 60, was Colony’s Chief Executive Officer, President and one of its directors. Prior to joining Colony in 2003, Mr. Saltzman spent 24 years in the investment banking business primarily specializing in real estate-related businesses and investments.

Darren J. Tangen, 46, was Colony’s Chief Financial Officer, Treasurer and Executive Director. Mr. Tangen also served as Colony’s Chief Operating Officer from March 2012 to April 2015.

Mark M. Hedstrom, 59, was Colony’s Chief Operating Officer and Executive Director. Previously, he was the global Chief Financial Officer for Colony Capital, LLC.

Kevin P. Traenkle, 46, was Colony’s Chief Investment Officer and Executive Director. Prior to joining the Colony business in 2002, Mr. Traenkle worked for a private equity investment firm, where, among other responsibilities, he focused on the firm’s real estate-related investment and management activities.

Ronald M. Sanders, 53, was Colony’s Chief Legal Officer, Secretary and Executive Director. Prior to joining the Colony business in 2004, Mr. Sanders was a partner with the law firm of Clifford Chance US LLP.

Neale W. Redington, 50, was Colony’s Chief Accounting Officer. Prior to joining the Colony business in 2008, Mr. Redington was an audit partner in the real estate and hospitality practice of Deloitte & Touche LLP.

In addition, on January 10, 2017, in connection with the Mergers, each of Douglas Crocker II, Jon A. Fosheim, Justin Metz and Charles W. Schoenherr became directors of the Company as designees of NSAM and NRF, and each of Thomas J. Barrack, Jr., Nancy A. Curtin, George G. C. Parker, John A. Somers and John L. Steffens became directors of the Company as designees of Colony (collectively, the “New Directors”). Mr. Hamamoto, who was the sole member of the Board prior to the appointment of the New Directors, will continue as a director as a designee of NSAM and NRF.

In connection with his services as a director, Mr. Hamamoto entered into an Executive Letter Agreement, dated June 2, 2016, with NSAM and NRF, as subsequently amended by the Side Letter, dated October 13, 2016 (the “Letter Agreement”), pursuant to which he has agreed to resign from the Board if his stock ownership in the Company falls below 50% of his stock ownership of the Company on the closing date of the Mergers. In addition, under the terms of the Letter Agreement, he is entitled to a replacement equity award from the Company to be issued as soon as practicable following the consummation of the Mergers.

The foregoing description of the Letter Agreement is qualified in its entirety by reference to the full text of the Letter Agreement, which is attached as Exhibits 10.15 and 10.16 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

On January 10, 2017, immediately following the Mergers, the Board established an Audit Committee, a Governance and Nominating Committee and a Compensation Committee. The Board appointed Mr. Crocker, Mr. Fosheim, Mr. Parker and Mr. Schoenherr as the entire membership of the Audit Committee, Mr. Fosheim, Mr. Metz, Mr. Somers and Mr. Steffens as the entire membership of the Governance and Nominating Committee, and Ms. Curtin, Mr. Metz, Mr. Schoenherr and Mr. Steffens as the entire membership of the Compensation Committee. Each of Mr. Parker, Mr. Fosheim and Mr. Steffens was appointed as Chair of the Audit Committee, Governance and Nominating Committee and Compensation Committee, respectively.

Also on January 10, 2017, in connection with the completion of the Mergers, the Board adopted a form of indemnification agreement to be entered into with each of the directors and officers of the Company, requiring the Company to indemnify each such individual to the fullest extent permitted under Maryland law against liability that may arise by reason of such individual’s service to the Company, and to advance reasonable expenses incurred as a result of any proceeding against such individual as to which he or she could be indemnified (the “Form of Indemnification Agreement”).

The foregoing description of the Form of Indemnification Agreement is qualified in its entirety by reference to the full text of the Form of Indemnification Agreement, which is attached as Exhibit 10.17 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Other than as disclosed herein, there are no arrangements or understandings between any of the New Directors and any other persons pursuant to which any such director was selected as a director. Other than as disclosed herein, there are no relationships or related transactions between the New Directors and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Explanatory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In accordance with the Merger Agreement, on January 10, 2017, immediately prior to the completion of the Redomestication Merger, the Company filed with the State Department of Assessments and Taxation of Maryland Articles of Amendment and Restatement of the Company to reflect changes contemplated by the Merger Agreement (the “Charter”). Concurrently with the acceptance for record by the State Department of Assessments and Taxation of Maryland of the Charter, the Amended and Restated Bylaws of the Company (the “Bylaws”) became effective.

The foregoing descriptions of the Charter and the Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Charter and the Bylaws, which are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 8.01. Other Events.

On January 10, 2017, the Company issued a press release announcing the completion of the transactions contemplated by the Merger Agreement. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In addition, certain risk factors related to the Company’s business are being filed as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of business acquired

NSAM

NSAM

The unaudited consolidated financial statements of NSAM as of and for each of the periods ended September 30, 2016 and 2015, and the audited consolidated financial statements of NSAM as of December 31, 2015 and 2014 and for the years ended December 31, 2015, 2014 and 2013 are filed as Exhibits 99.3 and 99.4, respectively, to this Form 8-K and are incorporated herein by reference.

Townsend Holdings LLC

The audited consolidated financial statements of Townsend Holdings LLC and Subsidiaries as of December 31, 2015 and 2014 and for the years ended December 31, 2015, 2014 and 2013 are filed as Exhibit 99.5 hereto and are incorporated herein by reference.

NRF

The unaudited consolidated financial statements of NRF as of and for each of the periods ended September 30, 2016 and 2015, and the audited consolidated financial statements of NRF as of December 31, 2015 and 2014 and for the years ended December 31, 2015, 2014 and 2013 are filed as Exhibits 99.6 and 99.7, respectively, to this Form 8-K and are incorporated herein by reference.

Colony

The unaudited consolidated financial statements of Colony as of and for each of the periods ended September 30, 2016 and 2015, and the audited consolidated financial statements of Colony as of December 31, 2015 and 2014 and for the years ended December 31, 2015, 2014 and 2013 are filed as Exhibits 99.8 and 99.9, respectively, to this Form 8-K and are incorporated herein by reference.

(b) Pro forma financial information

The pro forma financial information of the Company required by this Item 9.01 of Current Report on Form 8-K is filed as Exhibit 99.10 to this Form 8-K and is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plans of Merger, dated as of June 2, 2016, among NorthStar Asset Management Group Inc., Colony Capital, Inc., NorthStar Realty Finance Corp., Colony NorthStar, Inc. (formerly known as New Polaris Inc.), New Sirius Inc., NorthStar Realty Finance Limited Partnership, Sirius Merger Sub-T, LLC and New Sirius Merger Sub, LLC (incorporated by reference to Exhibit 2.1 to Colony NorthStar, Inc.’s Registration Statement on Form S-4 (No. 333-212739) effective November 18, 2016)

2.2	Letter Agreement, dated as of July 28, 2016, among NorthStar Realty Finance Corp., Colony Capital, Inc., NorthStar Asset Management Group Inc., Colony NorthStar, Inc. (formerly known as New Polaris Inc.), Sirius Merger Sub-T, LLC, NorthStar Realty Finance Limited Partnership, New Sirius Inc. and New Sirius Merger Sub LLC (incorporated by reference to Exhibit 2.2 to Colony NorthStar, Inc.’s Registration Statement on Form S-4 (No. 333-212739) effective November 18, 2016)

2.3	Letter Agreement, dated as of October 16, 2016, among NorthStar Realty Finance Corp., Colony Capital, Inc., NorthStar Asset Management Group Inc., Colony NorthStar, Inc. (formerly known as New Polaris Inc.), Sirius Merger Sub-T, LLC, NorthStar Realty Finance Limited Partnership, New Sirius Inc. and New Sirius Merger Sub LLC (incorporated by reference to Exhibit 2.3 to Colony NorthStar, Inc.’s Registration Statement on Form S-4 (No. 333-212739) effective November 18, 2016)

3.1	Articles of Amendment and Restatement of Colony NorthStar, Inc.

3.2	Amended and Restated Bylaws of Colony NorthStar, Inc.

10.1	Third Amended and Restated Limited Liability Company Agreement of Colony Capital Operating Company, LLC

10.2	Third Supplemental Indenture, dated as of January 10, 2017, between Colony NorthStar, Inc. and The Bank of New York Mellon

10.3	Third Supplemental Indenture, dated as of January 10, 2017, between NRF Holdco, LLC (in its capacity as both Intermediate Successor Company and Successor Company), Colony NorthStar, Inc. and Wilmington Trust, National Association (NRF 2027 Notes)

10.4	Third Supplemental Indenture, dated as of January 10, 2017, between NRF Holdco, LLC (in its capacity as both Intermediate Successor Company and Successor Company), Colony NorthStar, Inc. and Wilmington Trust, National Association (NRF 2033 Notes)

10.5	Third Supplemental Indenture, dated as of January 10, 2017, among NRF Holdco, LLC (in its capacity as both Intermediate Successor Company and Successor Company), Colony NorthStar, Inc. and The Bank of New York Mellon Trust Company, N.A. (TRUP 1 Indenture)

10.6	Third Supplemental Indenture, dated as of January 10, 2017, among NRF Holdco, LLC (in its capacity as both Intermediate Successor Company and Successor Company), Colony NorthStar, Inc. and The Bank of New York Mellon Trust Company, N.A. (TRUP 2 Indenture)

10.7	Third Supplemental Indenture, dated as of January 10, 2017, among NRF Holdco, LLC (in its capacity as both Intermediate Successor Company and Successor Company), Colony NorthStar, Inc. and The Bank of New York Mellon Trust Company, N.A. (TRUP 3 Indenture)

10.8	Third Supplemental Indenture, dated as of January 10, 2017, among NRF Holdco, LLC (in its capacity as both Intermediate Successor Company and Successor Company), Colony NorthStar, Inc. and Wilmington Trust Company (TRUP 4 Indenture)

10.9	Third Supplemental Indenture, dated as of January 10, 2017, among NRF Holdco, LLC (in its capacity as both Intermediate Successor Company and Successor Company), Colony NorthStar, Inc. and Wilmington Trust Company (TRUP 5 Indenture)

10.10	Third Supplemental Indenture, dated as of January 10, 2017, among NRF Holdco, LLC (in its capacity as both Intermediate Successor Company and Successor Company), Colony NorthStar, Inc. and Wilmington Trust Company (TRUP 6 Indenture)

10.11	Third Supplemental Indenture, dated as of January 10, 2017, among NRF Holdco, LLC (in its capacity as both Intermediate Successor Company and Successor Company), Colony NorthStar, Inc. and Wilmington Trust Company (TRUP 7 Indenture)

10.12	Third Supplemental Indenture, dated as of January 10, 2017, among NRF Holdco, LLC (in its capacity as both Intermediate Successor Company and Successor Company), Colony NorthStar, Inc. and Wilmington Trust Company (TRUP 8 Indenture)

10.13	Second Amended and Restated Credit Agreement, dated as of January 10, 2017, among Colony Capital Operating Company, LLC, the several lenders from time to time parties thereto and JPMorgan Chase Bank, N.A., as administrative agent

10.14	Tax Protection Agreement, dated as of January 10, 2017, by and among Colony Capital, Inc., Colony Capital Operating Company, LLC, Colony Capital, LLC, CCH Management Partners I, LLC, FHB Holding LLC and Richard B. Saltzman

10.15	Executive Letter Agreement, dated June 2, 2016, among David T. Hamamoto, NorthStar Asset Management Group Inc. and NorthStar Realty Finance Corp. (incorporated by reference to Exhibit 10.3 to NorthStar Asset Management Group Inc.’s Current Report on Form 8-K filed on June 8, 2016)

10.16	Side Letter, dated October 13, 2016, amending Executive Letter Agreement, dated June 2, 2016, among David T. Hamamoto, NorthStar Asset Management Group Inc. and NorthStar Realty Finance Corp. (incorporated by reference to Exhibit 10.3 to NorthStar Asset Management Group Inc.’s Current Report on Form 8-K filed on October 17, 2016)

10.17	Form of Indemnification Agreement, between Colony NorthStar, Inc. and the Officers and Directors of the Company

99.1	Press Release of Colony NorthStar, Inc., dated as of January 10, 2017

99.2	Risk factors related to the business of Colony NorthStar, Inc. as of January 10, 2017

99.3	Unaudited consolidated financial statements of NorthStar Asset Management Group Inc. as of and for the periods ended September 30, 2016 and 2015 (incorporated by reference to the Form 10-Q filed by NorthStar Asset Management Group Inc. on November 9, 2016)

99.4	Audited consolidated financial statements of NorthStar Asset Management Group Inc. as of and for the years ended December 31, 2015 and 2014 and for the years ended December 31, 2015, 2014 and 2013 (incorporated by reference to the Form 10-K filed by NorthStar Asset Management Group Inc. on February 29, 2016 and to the Form 10-K/A filed by NorthStar Asset Management Group Inc. on April 29, 2016)

99.5	Consolidated financial statements of Townsend Holdings LLC and Subsidiaries as of December 31, 2015 and 2014 and for the years ended December 31, 2015, 2014 and 2013 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K/A filed by NorthStar Asset Management Group Inc. on April 15, 2016)

99.6	Unaudited consolidated financial statements of NorthStar Realty Finance Corp. as of and for the periods ended September 30, 2016 and 2015

99.7	Audited consolidated financial statements of NorthStar Realty Finance Corp. as of and for the years ended December 31, 2015 and 2014 and for the years ended December 31, 2015, 2014 and 2013

99.8	Unaudited consolidated financial statements of Colony Capital, Inc. as of and for the periods ended September 30, 2016 and 2015

99.9	Audited consolidated financial statements of Colony Capital, Inc. as of and for the years ended December 31, 2015 and 2014 and for the years ended December 31, 2015, 2014 and 2013

99.10	Unaudited Pro Forma Condensed Consolidated Financial Statements of Colony NorthStar, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2017		COLONY NORTHSTAR, INC.

	By:	/s/ Darren J. Tangen
Darren J. Tangen Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plans of Merger, dated as of June 2, 2016, among NorthStar Asset Management Group Inc., Colony Capital, Inc., NorthStar Realty Finance Corp., Colony NorthStar, Inc. (formerly known as New Polaris Inc.), New Sirius Inc., NorthStar Realty Finance Limited Partnership, Sirius Merger Sub-T, LLC and New Sirius Merger Sub, LLC (incorporated by reference to Exhibit 2.1 to Colony NorthStar, Inc.’s Registration Statement on Form S-4 (No. 333-212739) effective November 18, 2016)

2.2	Letter Agreement, dated as of July 28, 2016, among NorthStar Realty Finance Corp., Colony Capital, Inc., NorthStar Asset Management Group Inc., Colony NorthStar, Inc. (formerly known as New Polaris Inc.), Sirius Merger Sub-T, LLC, NorthStar Realty Finance Limited Partnership, New Sirius Inc. and New Sirius Merger Sub LLC (incorporated by reference to Exhibit 2.2 to Colony NorthStar, Inc.’s Registration Statement on Form S-4 (No. 333-212739) effective November 18, 2016)

2.3	Letter Agreement, dated as of October 16, 2016, among NorthStar Realty Finance Corp., Colony Capital, Inc., NorthStar Asset Management Group Inc., Colony NorthStar, Inc. (formerly known as New Polaris Inc.), Sirius Merger Sub-T, LLC, NorthStar Realty Finance Limited Partnership, New Sirius Inc. and New Sirius Merger Sub LLC (incorporated by reference to Exhibit 2.3 to Colony NorthStar, Inc.’s Registration Statement on Form S-4 (No. 333-212739) effective November 18, 2016)

3.1	Articles of Amendment and Restatement of Colony NorthStar, Inc.

3.2	Amended and Restated Bylaws of Colony NorthStar, Inc.

10.1	Third Amended and Restated Limited Liability Company Agreement of Colony Capital Operating Company, LLC

10.2	Third Supplemental Indenture, dated as of January 10, 2017, between Colony NorthStar, Inc. and The Bank of New York Mellon

10.3	Third Supplemental Indenture, dated as of January 10, 2017, between NRF Holdco, LLC (in its capacity as both Intermediate Successor Company and Successor Company), Colony NorthStar, Inc. and Wilmington Trust, National Association (NRF 2027 Notes)

10.4	Third Supplemental Indenture, dated as of January 10, 2017, between NRF Holdco, LLC (in its capacity as both Intermediate Successor Company and Successor Company), Colony NorthStar, Inc. and Wilmington Trust, National Association (NRF 2033 Notes)

10.5	Third Supplemental Indenture, dated as of January 10, 2017, among NRF Holdco, LLC (in its capacity as both Intermediate Successor Company and Successor Company), Colony NorthStar, Inc. and The Bank of New York Mellon Trust Company, N.A. (TRUP 1 Indenture)

10.6	Third Supplemental Indenture, dated as of January 10, 2017, among NRF Holdco, LLC (in its capacity as both Intermediate Successor Company and Successor Company), Colony NorthStar, Inc. and The Bank of New York Mellon Trust Company, N.A. (TRUP 2 Indenture)

10.7	Third Supplemental Indenture, dated as of January 10, 2017, among NRF Holdco, LLC (in its capacity as both Intermediate Successor Company and Successor Company), Colony NorthStar, Inc. and The Bank of New York Mellon Trust Company, N.A. (TRUP 3 Indenture)

10.8	Third Supplemental Indenture, dated as of January 10, 2017, among NRF Holdco, LLC (in its capacity as both Intermediate Successor Company and Successor Company), Colony NorthStar, Inc. and Wilmington Trust Company (TRUP 4 Indenture)

10.9	Third Supplemental Indenture, dated as of January 10, 2017, among NRF Holdco, LLC (in its capacity as both Intermediate Successor Company and Successor Company), Colony NorthStar, Inc. and Wilmington Trust Company (TRUP 5 Indenture)

10.10	Third Supplemental Indenture, dated as of January 10, 2017, among NRF Holdco, LLC (in its capacity as both Intermediate Successor Company and Successor Company), Colony NorthStar, Inc. and Wilmington Trust Company (TRUP 6 Indenture)

10.11	Third Supplemental Indenture, dated as of January 10, 2017, among NRF Holdco, LLC (in its capacity as both Intermediate Successor Company and Successor Company), Colony NorthStar, Inc. and Wilmington Trust Company (TRUP 7 Indenture)

10.12	Third Supplemental Indenture, dated as of January 10, 2017, among NRF Holdco, LLC (in its capacity as both Intermediate Successor Company and Successor Company), Colony NorthStar, Inc. and Wilmington Trust Company (TRUP 8 Indenture)

10.13	Second Amended and Restated Credit Agreement, dated as of January 10, 2017, among Colony Capital Operating Company, LLC, the several lenders from time to time parties thereto and JPMorgan Chase Bank, N.A., as administrative agent

10.14	Tax Protection Agreement, dated as of January 10, 2017, by and among Colony Capital, Inc., Colony Capital Operating Company, LLC, Colony Capital, LLC, CCH Management Partners I, LLC, FHB Holding LLC and Richard B. Saltzman

10.15	Executive Letter Agreement, dated June 2, 2016, among David T. Hamamoto, NorthStar Asset Management Group Inc. and NorthStar Realty Finance Corp. (incorporated by reference to Exhibit 10.3 to NorthStar Asset Management Group Inc.’s Current Report on Form 8-K filed on June 8, 2016)

10.16	Side Letter, dated October 13, 2016, amending Executive Letter Agreement, dated June 2, 2016, among David T. Hamamoto, NorthStar Asset Management Group Inc. and NorthStar Realty Finance Corp. (incorporated by reference to Exhibit 10.3 to NorthStar Asset Management Group Inc.’s Current Report on Form 8-K filed on October 17, 2016)

10.17	Form of Indemnification Agreement, between Colony NorthStar, Inc. and the Officers and Directors of the Company

99.1	Press Release of Colony NorthStar, Inc., dated as of January 10, 2017

99.2	Risk factors related to the business of Colony NorthStar, Inc. as of January 10, 2017

99.3	Unaudited consolidated financial statements of NorthStar Asset Management Group Inc. as of and for the periods ended September 30, 2016 and 2015 (incorporated by reference to the Form 10-Q filed by NorthStar Asset Management Group Inc. on November 9, 2016)

99.4	Audited consolidated financial statements of NorthStar Asset Management Group Inc. as of December 31, 2015 and 2014 and for the years ended December 31, 2015, 2014 and 2013 (incorporated by reference to the Form 10-K filed by NorthStar Asset Management Group Inc. on February 29, 2016 and to the Form 10-K/A filed by NorthStar Asset Management Group Inc. on April 29, 2016)

99.5	Consolidated financial statements of Townsend Holdings LLC and Subsidiaries as of December 31, 2015 and 2014 and for the years ended December 31, 2015, 2014 and 2013 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K/A filed by NorthStar Asset Management Group Inc. on April 15, 2016)

99.6	Unaudited consolidated financial statements of NorthStar Realty Finance Corp. as of and for the periods ended September 30, 2016 and 2015

99.7	Audited consolidated financial statements of NorthStar Realty Finance Corp. as of December 31, 2015 and 2014 and for the years ended December 31, 2015, 2014 and 2013

99.8	Unaudited consolidated financial statements of Colony Capital, Inc. as of and for the periods ended September 30, 2016 and 2015

99.9	Audited consolidated financial statements of Colony Capital, Inc. as of December 31, 2015 and 2014 and for the years ended December 31, 2015, 2014 and 2013

99.10	Unaudited Pro Forma Condensed Consolidated Financial Statements of Colony NorthStar, Inc.